                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        June 19, 2001     (June 18, 2001)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        TENNESSEE                  1-10160                 62-0859007
 -----------------------        -------------          -------------------
 (State of incorporation)        (Commission              (IRS Employer
                                 File Number)           Identification No.)


                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                ------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:   (901) 580-6000
                                                           -----------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

FIRST QUARTER 2001 EARNINGS RELEASE

         On June 18, 2001, Union Planters Corporation announced a series of appointments as part of a management structural change that will streamline operations and provide more focus on sales and customer service. A copy of the Company's press release announcing the changes is attached as Exhibit 99.1 and is incorporated by reference herein. Any reference in the press release to the Company's web site does not incorporate by reference information contained on the web site.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         C.       Exhibits

         99.1     Union Planters Corporation Press Release dated June 18, 2001

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Union Planters Corporation
                               ------------------------------------------------
                                              Registrant



Date:  June 18, 2001                     /s/ Bobby L. Doxey
      ---------------          ------------------------------------------------
                                             Bobby L. Doxey
                                   Senior Executive Vice President, Chief
                               Financial Officer, and Chief Accounting Officer


                                       3